UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2022

Hostess Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7905 Quivira Road

Lenexa, KS    66215

(Address of principal executive offices and zip code)

(816) 701-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value	TWNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated Hostess Brands, Inc. 2016 Equity Incentive Plan

As described in Item 5.07 of this Current Report on Form 8-K, on June 8, 2022, at its 2022 annual meeting of stockholders (the “Annual Meeting”), the stockholders of Hostess Brands, Inc. (the “Company”) approved changes to the Hostess Brands, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”) pursuant to the Amended and Restated Hostess Brands, Inc. 2016 Equity Incentive Plan (the “Amended Incentive Plan”). The principal changes made by the Amended Incentive Plan are:

•

increase the number of shares of Class A Common Stock, par value $0.0001 per share (the “Shares”) reserved for issuance to 8,137,836 Shares, which is equal to the sum of: (i) 1,293,810 Shares, which is the number of Shares that could have been issued under the 2016 Equity Incentive Plan as of March 31, 2022; (ii) 2,844,026, which is the number of Shares subject to outstanding awards under the 2016 Equity Plan as of March 31, 2022; and (iii) 4,000,000 additional Shares;

•

remove certain provisions that were implemented to ensure the Company’s ability to take maximum deductibility under a performance-based compensation exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), that was repealed in connection with changes under the Tax Cuts and Jobs Act;

•

maintain a limit on the number of Shares that may be subject to (i) stock options, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) restricted stock units, or (v) other stock-based awards, in each case, granted to any participant in the Plan that is not a non-employee director in any year at 1,000,000 Shares, and for restricted stock awards, restricted stock units, or other stock-based awards, expanded the limitation so that applies to time-based awards in addition to the performance-based awards limitation that was included in the 2016 Equity Incentive Plan;

•	remove the ability to grant dividends or dividend equivalent rights on Shares underlying stock options and share appreciation rights; and

•	extend the term of the 2016 Equity Incentive Plan from July 26, 2026, to June 8, 2032.

For a further description of the terms and conditions of the Amended Incentive Plan, as approved by stockholders, see “Proposal 2: Amended and Restated Hostess Brands, Inc. 2016 Equity Incentive Plan” in the Company’s Proxy Statement, as filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Amended Incentive Plan, including the description contained in the Proxy Statement, is qualified in its entirety by reference to the full text of the Amended Incentive Plan, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Approval of Hostess Brands, Inc. 2022 Employee Stock Purchase Plan

As described in Item 5.07 of this Current Report on Form 8-K, on June 8, 2022, at the Annual Meeting, the stockholders of the Company approved the Hostess Brands, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”).

The ESPP is a broad-based plan intended to qualify as an employee stock purchase plan under Section 423 of the Code (“Section 423”). Favorable tax treatment is available for United States tax residents participating in a Section 423 plan. The ESPP also authorizes the grant of rights to purchase Shares that do not qualify under Section 423 pursuant to rules, procedures or sub-plans adopted by the plan administrator to achieve tax, securities law or other compliance objectives in particular locations outside of the United States. The ESPP provides employees with the right to purchase Shares through payroll deduction. A total of 3,000,000 Shares have been reserved for issuance under the ESPP.

For a further description of the terms and conditions of the ESPP, as approved by stockholder see “Proposal 3: Hostess Brands, Inc. 2022 Employee Stock Purchase Plan in the Company’s Proxy Statement, which description is incorporated herein by reference.

The foregoing description of the ESPP, including the description contained in the Proxy Statement, is qualified in its entirety by reference to the full text of the ESPP, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Approval of One-time Payment

On June 7, 2022, the Company’s Talent & Compensation Committee approved a one-time payment of $50,000 to Michael J. Gernigin, Senior Vice President and Chief Accounting Officer, in recognition of his service as Interim Chief Financial Officer from November 9, 2021 to May 11, 2022.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2022, the Company held its 2022 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on five proposals and cast their votes as set forth below.

Proposal 1: Election of Directors

The stockholders elected all of the nominees for election as directors to serve for a term that shall expire at the 2023 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Vote

Jerry D. Kaminski	114,911,950	1,117,523	4,570,171

Andrew P. Callahan	115,176,209	853,264	4,570,171

Olu Beck	113,807,931	2,221,542	4,570,171

Laurence Bodner	114,435,040	1,594,433	4,570,171

Gretchen R. Crist	114,324,033	1,705,440	4,570,171

Rachel P. Cullen	114,855,317	1,174,156	4,570,171

Hugh G. Dineen	112,913,774	3,115,699	4,570,171

Ioannis Skoufalos	114,478,028	1,551,445	4,570,171

Craig D. Steeneck	115,066,053	963,420	4,570,171

Proposal 2: Amended and Restated Hostess Brands, Inc. 2016 Equity Incentive Plan.

The stockholders approved the Amended Incentive Plan. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote

110,902,649	4,906,346	220,478	4,570,171

Proposal 3: Hostess Brands, Inc. 2022 Employee Stock Purchase Plan.

The stockholders approved the ESPP. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote

115,749,792	112,997	166,684	4,570,171

Proposal 4: Say-on-Pay

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2021. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote

109,103,547	6,698,610	227,316	4,570,171

Proposal 5: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board, of KPMG LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2022. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote

118,677,776	1,725,664	196,204	N/A

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Hostess Brands, Inc. Amended and Restated 2016 Equity Incentive Plan

10.2	Hostess Brands, Inc. 2022 Employee Stock Purchase Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: June 10, 2022	By:	/s/ Jolyn J. Sebree
	Name:	Jolyn J. Sebree
	Title:	Senior Vice President